Exhibit 99.1

MURPHY OIL CORPORATION 0 www.murphyoilcorp.com NYSE: MUR WELLS FARGO WEST COAST ENERGY CONFERENCE JUNE 12, 2019 DAVID R. LOONEY EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

MURPHY OIL CORPORATION 1 www.murphyoilcorp.com NYSE: MUR Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas comp anies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally pr odu cible under existing economic and operating conditions. We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “ne t r isked P MEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in ou r m ost recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website. Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate ”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy” , “ target”, “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events or results, are subject to i nhe rent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement include, but are not limi ted to: our ability to complete the Malaysia divestiture due to the failure to obtain regulatory approvals, the failure of the respective counterparties to perform their obligations und er the relevant transaction agreements, the failure to satisfy all closing conditions, or otherwise, increased volatility or deterioration in the success rate of our exploration programs o r i n our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign ex cha nge movements; political and regulatory instability in the markets where we do business; natural hazards impacting our operations; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; and adv ers e developments in the U.S. or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or res ult s not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U.S. Securities and Exchange Commissi on (SEC) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at h ttp://ir.murphyoilcorp.com. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements. Non - GAAP Financial Measures – This presentation refers to certain forward looking non - GAAP measures such as future “Free Cash Fl ow” and future “EBITDA”. Definitions of these measures are included in the appendix. Cautionary Statement & Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 Email: kelly_whitley@murphyoilcorp.com Investor Relations Contacts Bryan Arciero Sr. Investor Relations Advisor 832 - 319 - 5374 Email: bryan_arciero@murphyoilcorp.com Megan Larson Sr. Investor Relations Analyst 281 - 675 - 9470 Email: megan _larson @murphyoilcorp.com

MURPHY OIL CORPORATION 2 www.murphyoilcorp.com NYSE: MUR Murphy at a Glance 2018 Proved Reserves 68% 32% Onshore Offshore 816 MMBOE 50% 7% 43% Oil NGL Natural Gas 57% Liquids - Weighted NOTE: Includes 129 MMBOE from Malaysia; Excludes 73 MMBOE from LLOG Acquisition 26% 30% 28% 16% US Onshore Canada Onshore SE Asia 171 MBOEPD 6% NGL 41% Natural Gas 53% Oil FY 18 Production NOTE: Includes 48 MBOEPD from Malaysia Exploration Office Production

MURPHY OIL CORPORATION 3 www.murphyoilcorp.com NYSE: MUR Deliberate Value - Adding Transformation 2014 Sell - Down 30% Malaysia $2.0 BN 2016 Divested Syncrude $730 MM 2016 Divested Montney Midstream $412 MM 2017 Divested Heavy Oil $51 MM 2019 Divested Malaysia $2.127 BN 2014 – 2015 Repositioning Portfolio Post - Spin; Streamlining Assets 2016 – 2017 Stabilizing & Rebuilding; Strengthening Balance Sheet Without Issuing Equity 2018 – 2019 Re - Shaping Portfolio; Growing Oil - Weighted Assets Within Cash Flow 2016 Acquired Kaybob Duvernay & Placid Montney $206 MM 2018 Transaction with Petrobras Gulf of Mexico $795 MM 2019 Acquired LLOG $1.375 BN

MURPHY OIL CORPORATION 4 www.murphyoilcorp.com NYSE: MUR Transformation Through Strategic Acquisitions & Divestitures Acquired Gulf of Mexico Assets for $2.3 BN • MP Gulf of Mexico: $961 MM (2) • LLOG: $1.375 BN • Supports Shift to Oil - Weighted, Lower Cost Basins • Increases Net Oil Production • Accretive Valuation Metrics • Enables Greater Synergies & Opportunities in the Gulf of Mexico • US Corporate Tax Rate Globally Competitive at 21% • Higher Margins in Higher Price Environment • Generating Free Cash Flow Immediately (2) Cash: $794 MM, 20% Working Interest in MP Gulf of Mexico: $167 MM (1) Subject to Normal Closing Adjustments & Approval by PETRONAS ASSETS ACQUIRED Divested Malaysia Assets for $2.1 BN (1) • Strategic Exit from Malaysia Simplifies Portfolio • Gas - Weighted Production Increasing • Lower Priority Capital Allocation • Monetizing 2P Reserves at Full Value • In Country Profits Subject to 38% Cash Tax Rate • Production Sharing Contact Terms ASSETS DIVESTED

MURPHY OIL CORPORATION 5 www.murphyoilcorp.com NYSE: MUR Increasing Margins with Oil - Weighted, Gulf of Mexico Production & Reserves Repositioning Murphy’s Portfolio Acquisition & Divestiture of Assets 2019E Prod MBOEPD 2019 – 2023 Avg Prod MBOEPD 2019 – 2023 Avg Oil Prod MBOPD Reserves (1P) MMBOE % Oil (1P) % Oil (2P) Malaysia – Divestiture 46 – 48 50 25 129 39% 40% Combined GOM – Acquisitions 67 54 44 144 (3) 82% 82% Acquisition & Divestiture of Assets 2019E EBITDA/BOE 2019E EBITDA Multiple (4) 2019E Free Cash Flow Multiple (4) $ / Flowing BOE $ / BOE (1P) $ / BOE (2P) Malaysia – Divestiture $29 4.4x 6.8x ~$45,000 $16.49 $11.13 Combined GOM – Acquisitions $35 2.6x 4.2x ~$28,000 $16.22 $10.59 2019E EBITDA / BOE 2019E Production, MBOEPD SCALE QUALITY GOM EBITDA / BOE vs Oil Reserves (2P) Malaysia LLOG (+) MP GOM Oil Reserves (2P) Malaysia Divestiture Gulf of Mexico Acquisitions 67 MBOEPD 46 - 48 MBOEPD 34 (1) MBOEPD 33 (2) MBOEPD MP GOM LLOG 2019 Production Rate UPSIDE 2019 – 2023 FCF vs Oil Reserves (2P) $3 BN $1 BN $2 BN 2019E – 2023E FCF Oil Reserves (2P) Total Murphy Pre - Transactions Total Murphy Post - Transactions $27 $37 $32 See Footnotes for this Slide in Appendix

MURPHY OIL CORPORATION 6 www.murphyoilcorp.com NYSE: MUR 38% 35% 27% US Onshore Canada Onshore NA Offshore 760 MMBOE 8 % NGL 38% Natural Gas 54% Oil 35% 33% 16% 16% US Onshore Canada Onshore NA Offshore Malaysia 816 MMBOE 7 % NGL 43 % Natural Gas 50% Oil Value - Adding Oil - Weighted Reserve Acquisitions FY 18 Reserves Post - Transactions Reserves • Increasing Liquid - Weighting by 5% • Maintaining Total Oil Reserves Post - Transactions • > 400 MMBO 1P Reserves with GOM Asset Acquisitions • Maintaining 1:1 PDP to PUD Ratio • Realizing Gulf Coast - Focused Premium Pricing on 65% of Reserves NOTE: Transactions include MP GOM (Excluding Noncontrolling Interest), Malaysia Divestiture, & LLOG Assets Acquisition $0 $5 $10 $15 $20 $25 $30 2014 2015 2016 2017 2018 $/BOE Lowering 3 - Year Average F&D Costs

MURPHY OIL CORPORATION 7 www.murphyoilcorp.com NYSE: MUR Achieving Premium Oil - Weighted Realizations $5.10/BBL Mars $8.23/BBL Brent $5.92/BBL MEH $7.06/BBL LLS 1Q 19 WTI Differentials vs $54.90 WTI Oil - Weighted Realizations in 1Q 19 • > 90% of Volumes Sold at Premium to $54.90 WTI • Eagle Ford Shale Realized $57.36/BBL • NA Offshore Realized $56.31/BBL 30% 26% 29% 8% 7% Mars Brent MEH LLS Other NOTE: Realized Prices Are Net of Transportation Costs 1Q 19 Sales Volumes of Total Company TEXAS LOUISIANA GULF OF MEXICO EAGLE FORD SHALE HOUMA CLOVELLY HOUSTON CORPUS CHRISTI Sales Volumes Exclude Malaysia

MURPHY OIL CORPORATION 8 www.murphyoilcorp.com NYSE: MUR $0 $200 $400 $600 $800 $1,000 Dividends Special Dividends Repurchases Long History of Rewarding Shareholders Source: Mizuho Securities USA Research 0% 2% 4% 6% 8% 10% 12% Dividend + Buyback Yield 2019E 1999 – 2019E Cash Paid to Shareholders, $MM • Returned > $3.6 BN Cash Dividends to Shareholders, Since 1999 • Maintained High Dividend Yield Without Issuing Equity • Current Yield 4.0% • Repurchased or Plan to Repurchase > $1.6 BN of Stock, Since 1999 *$500 MM Share Repurchase Authorization – $300 MM Planned in 2019 0% 5% 10% 15% 20% 25% 30% 35% 40% 2016 2017 2018 2016 – 2018 Dividend as % of CF from Operations Note: 2019E is Based on Bloomberg Consensus Estimates * Dividend Discontinued

MURPHY OIL CORPORATION 9 www.murphyoilcorp.com NYSE: MUR OFFSHORE PORTFOLIO UPDATE

MURPHY OIL CORPORATION 10 www.murphyoilcorp.com NYSE: MUR Revitalizing Gulf of Mexico Portfolio Acquired Producing Assets Asset Operator Murphy WI Marmalard Murphy 26.8% Marmalard East Murphy 69.6% Neidermeyer Murphy 52.8% Kodiak (1) Kosmos 48.2% Son of Bluto II Murphy 26.8% Powerball Murphy 75% Otis Murphy 70% Key US Gulf of Mexico Assets Post - Transaction (1) Includes 23.2% WI as part of MP GOM (Excluding Non - Controlling Interest) Existing Murphy Assets Acquired Assets GC WR EW KC GB MC DC LU AT LL HE VK DD Front Runner Cascade Medusa Samurai Khaleesi/Mormont Powerball Ourse Kodiak Calliope Otis Neidermeyer Son of Bluto II Nearly Headless Nick Marmalard East Marmalard St. Malo Lucius Habanero Dalmatian Chinook Delta House Acquired 26 Gulf of Mexico Blocks, 7 Producing Fields, 4 Development Projects • Over 82 MBOEPD in 2H 2019 • Increases Liquids - Weighting to over 67% of Total Production • Third - Party Engineering Increased Acquired 1P Reserves by 10% to 73 MMBOE

MURPHY OIL CORPORATION 11 www.murphyoilcorp.com NYSE: MUR Efficient Capital Spending Driving Free Cash Flow • Generates ~$1.0 BN Annual Average EBITDA Per Year • Requires ~$325 MM of Annual Average Capital Spending • Results in Annual Average Free Cash Flow ~$675 MM • Achieves Average EBITDA/BOE ~$35 Delivering Free Cash Flow From Gulf of Mexico Assets WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Includes Medusa, Front Runner, Dalmatian, Habanero & Kodiak (2) Includes All Development Project Capital (3) LLOG Production on Annualized Basis Murphy Gulf of Mexico 2019E LLOG Murphy Gulf of Mexico 0 10 20 30 40 50 60 70 80 90 2019E Base Production Samurai Development Rig Program Multiple Fields LLOG Development 2023E MBOEPD 85 (42) 11 14 83 15 $35 MM $65 MM $105 MM $120 MM Annual Avg CAPEX ~$325 MM 2019 – 2023 Avg Annual CAPEX 2019 – 2023 Estimated Gulf of Mexico Production (2) (1) (3)

MURPHY OIL CORPORATION 12 www.murphyoilcorp.com NYSE: MUR Gulf of Mexico • Obtained Regulatory Approval to Operate Assets Acquired from Petrobras America Inc. • Dalmatian • 1 Well Program in 2Q 19 – Online 4Q 19 • Medusa • Platform Rig Workover 2Q 19 – Online 3Q 19 • Front Runner • 3 Well Program Commencing in 3Q 19 – Online 1Q 20 • Samurai • Commenced Pre - FEED Activities & Preparing Development Plan 3Q 19 • Non - Operated Projects • Commenced St. Malo Waterflood FEED Activities Executing in Global Offshore Front Runner SPAR Vietnam • Block 15 - 01/05 • Progressing LDV Field Development Plan, LDV Development Team in Place • Received Declaration of Commerciality 1Q 19 Net CAPEX Excludes Abandonment Cost

MURPHY OIL CORPORATION 13 www.murphyoilcorp.com NYSE: MUR Khaleesi / Mormont Overview • Discovered 2017 • 2P ~165 MMBOE (Gross) – 90% Liquids • ~100 MMBOE at Khaleesi • ~65 MMBOE at Mormont • High Quality Sands, 32 – 36 o API Crude Kings Quay FPS • Phase 1 Development – 5 Wells • 3 at Khaleesi • 2 at Mormont • New Build Semi - Submersible FPS • First Oil 1H 2022 • Synergies with Samurai Development • Upside with Accelerated Production • Enhanced Well Design & Count Expanding Significant Fields at Khaleesi / Mormont US Gulf of Mexico – Select Fields GC EW MC DC AT LL VK DD Front Runner Medusa Samurai Khaleesi / Mormont Powerball Ourse Kodiak Calliope Otis Neidermeyer Son of Bluto II Nearly Headless Nick Marmalard East Marmalard Dalmatian Delta House Existing Murphy Assets Acquired Assets

MURPHY OIL CORPORATION 14 www.murphyoilcorp.com NYSE: MUR Nearly Headless Nick – Mississippi Canyon 387 • ~3.5 Mile Subsea Tie - Back in to Existing Subsea Manifold – 1 Well Drilled • First Oil 4Q 19 Calliope – Mississippi Canyon 609 • 4 Mile Tie - Back to Third Party Platform – 1 Well Drilled • First Oil 4Q 20 Ourse – Mississippi Canyon 895 • 4 Mile Tie - Back to Third Party Platform – 1 Well Drilled • Tie - Back to Third Party Platform • First Oil 1Q 21 Acquiring & Developing Low Cost De - Risked Tie - Backs Medusa Ourse Kodiak Calliope Otis Neidermeyer Son of Bluto II Marmalard East Marmalard Dalmatian Delta House EW MC DC VK DD Nearly Headless Nick US Gulf of Mexico – Mississippi Canyon Area Existing Murphy Assets Acquired Assets Net CAPEX excludes Abandonment Cost

MURPHY OIL CORPORATION 15 www.murphyoilcorp.com NYSE: MUR Focused & Meaningful • Four Primary Exploration Areas • 3 to 5 Exploration Wells per Year • ~10% of Capital Budget $100 – $125 MM/Year Reduced Risk • Proven Oil Provinces • Targeting 20 – 50% Working Interest • Leveraging Strategic Partnerships Key Strategic Themes • Consistent US Gulf of Mexico Program • Field Extension & Exploration in Vietnam • Company - Making Potential from Brazil, Mexico & Australia • < $12.00/Barrel Full - Cycle Finding & Development Cost Exploration Strategy Overview Exploration Core Focus Areas GULF OF MEXICO BRAZIL AUSTRALIA VIETNAM Recent Exploration Success: 4 of 5 Wells

MURPHY OIL CORPORATION 16 www.murphyoilcorp.com NYSE: MUR Block 5 Overview • Increased Working Interest to 40% at Low Cost • Murphy 40% (Op), Petronas 30%, DEA 30% • 34 Leads / Prospects • Mean to Upward Gross Resource Potential: • 800 MMBO – 2,000 MMBO • Planning Additional Exploration Program in 2020 Cholula 1 - EXP Highlights • ~$12 MM Net Drilling Costs • Drilled to Total Depth (TD) of 8,825 Feet • Discovered 185 Feet Net Hydrocarbon Pay • Validates Block Potential • De - Risks Upper Miocene Play in SE Corner of Block 5 • ~200 MMBOE of Resources Within Tie - Back Distance Offshore Mexico Discovery at Cholula Block 5 Prospects Miocene Oligocene Eocene Mesozoic Late Miocene Development Area Morelia TzinTzunTzan Candela Batopillas Bat East Corzo Oceania Cristobal Bacalar Comitan Toci Palazada Tula Linares Mitla Mazunte Mocorito Tacambaro Loreto Viesca Viesca East Alamos Salvatierra Orizaba Arteaga Calvillo Sayulita Cosala Taxco Zacatlan Izamal Metepec Cholula Comala

MURPHY OIL CORPORATION 17 www.murphyoilcorp.com NYSE: MUR BLOCK 15 - 1/05 LDV - 4X LDV - 2X GRANITE 5km LDN - 3X LDV - 1X Additional LDV Near - Field Potential Note: Volumes Refer to Gross Mean Resources LDV - 3X LDT - 1X LDV Field Additional “G” Prospects Additional “D” Prospects LDT - 1X 39 MMBO LDT North 18 MMBOE LDC South 15 MMBOE LDV Field Up To 100 MMBOE First Oil 2021 LDV South 16 MMBOE LDH “D” 240 MMBOE LDT West 11 MMBOE LDC North 14 MMBOE Offshore Vietnam Discovery at LDT - 1X Cuu Long Basin Overview • Murphy 40% (Op), PVEP 35%, SKI 25% • > 400 MMBOE Remaining Resource Potential on Block Cuu Long Basin – LDT - 1X Exploration Well • ~$13 MM Net Drilling Costs • Drilled to Total Depth (TD) of 14,100 Feet • 62 Feet of Net Pay in Secondary “D” Sequence • 318 Feet of Net Pay in Primary “G” Sequence Target • Estimated Discovered Resources ~39 MMBO • Additional Resource Potential in “D” Sequence Pay

MURPHY OIL CORPORATION 18 www.murphyoilcorp.com NYSE: MUR Summary of Shareholder Support ONSHORE PORTFOLIO UPDATE

MURPHY OIL CORPORATION 19 www.murphyoilcorp.com NYSE: MUR 2019 Well Delivery Plan – $600 MM CAPEX • Operated Well Delivery – 92 Wells Online FY 2019 • 13 Wells Online 1Q • 9 Karnes – 4 Upper EFS, 5 Lower EFS (2 Days in 1Q), 4 Tilden – 4 Lower EFS • 23 Wells Online 2Q • 23 Karnes – 14 Lower EFS, 3 Upper EFS, 6 AC • 35 Wells Online 3Q • 31 Tilden, 4 Catarina – 35 Lower EFS • 21 Wells Online 4Q • 21 Catarina – 16 Lower EFS, 5 Upper EFS Eagle Ford Shale Update 2018 – 2019 Operated Wells Online 0 10 20 30 40 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Operated Wells Online Q2 19E Q3 19E Q4 19E Karnes Lower Eagle Ford Shale IP30 / 1,000 ft CLAT 0 50 100 150 200 250 300 350 400 2015 2016 2017 2018 2019YTD IP30 BOEPD / 1,000 ft CLAT

MURPHY OIL CORPORATION 20 www.murphyoilcorp.com NYSE: MUR Significant Running Room in the Eagle Ford Shale 0 1 2 3 4 5 2019E 2020E 2021E 2022E 2023E 0 50 100 150 200 Number of Rigs Wells Online Wells Online Rigs Per Year Long - Term Plan Eagle Ford Shale Well Cadence * As of December 31, 2018 Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,918 Lower EFS 300 121 Upper EFS 700 159 Austin Chalk 700 108 Tilden 64,737 Lower EFS 500 388 Upper EFS 500 140 Austin Chalk 600 100 Catarina 47,653 Lower EFS 450 292 Upper EFS 600 354 Austin Chalk 800 149 Total 123,308 1,811 Significant Development Across ~125,000 Net Acres • 500+ MMBOE Total Resource Potential, > 1,800 Remaining Locations • Conservative Inter - Well Spacing, Type Curves Account for Parent/Child Relationship • Completion Designs Optimized by Pad & Well • Consistently Decreasing CAPEX While Increasing EUR per Well • Long Life Asset at Low End of Cost Curve • Price Advantaged, LLS Based Crude Sales EOR Upside Potential – Increasing Production Uplift Remote Operating Center – Big Data Focus

MURPHY OIL CORPORATION 21 www.murphyoilcorp.com NYSE: MUR 2019 Well Delivery Plan • 7 Wells Online & 3 Wells Deferred Retention Plan in 2019 • 18 Wells Drilled – Drill - to - Retain Strategy De - Risking of Asset • De - Risked All Acreage Except Two Creeks • 4 Wells Online at Two Creeks in 3Q 19 Kaybob Duvernay Update Area Pad Wells Window Online A 08 - 03 3 Oil B 16 - 25 1 Oil 1Q 2019 C 05 - 23 2 Oil 2Q 2019 D 05 - 19 2 Oil 3Q 2019 E 16 - 29 2 Oil 2Q 2019 Kaybob Duvernay – 2P EUR Wells >40% Oil EUR 700 - 800 MBOE EUR 600 - 700 MBOE EUR 500 - 600 MBOE EUR 400 - 500 MBOE EUR 300 - 400 MBOE B D E C A

MURPHY OIL CORPORATION 22 www.murphyoilcorp.com NYSE: MUR Optimizing Kaybob Duvernay Cashless Acreage Swap • Acquired 19,840 Acres in Kaybob East and Two Creeks • Adds >50 Well Locations • High Rate, Oily Wells • Optimized Development Plan and Lateral Lengths • Divested 5,760 Acres in Simonette • Not in Retention Plan Well Results with Gen 5 Completions • Kaybob North • 05 - 23 2 - Well Pad • Average 10 - Day IP > 1,400 BOEPD (89% Liq ) • Two Creeks • 16 - 29 2 - Well Pad • Average 24 - Hour IP > 2,250 BOEPD (89% Liq ) • Targeting $6.5 MM Drilling & Completions Costs per Well 10 0 Miles Simonette Kaybob North Battery Net Pay Cutoff Divested Land Facility Two Creeks Kaybob West Acquired Land Saxon Kaybob East Pipeline Acquired Land Kaybob Duvernay – Acreage Swap

MURPHY OIL CORPORATION 23 www.murphyoilcorp.com NYSE: MUR Mitigating AECO Exposure – 1Q 19 Montney Natural Gas Sales 44% 26% 17% 9% 4% AECO Price Exposure Hedged Chicago Price Exposure Malin Price Exposure Dawn Price Exposure 2019 Well Delivery Plan • Operated Well Delivery – 8 Wells Online FY 2019 • ~$55 MM CAPEX Long - Term Plan • Limited Spend of ~$50 MM Average per Year Successful AECO Price Mitigation • Realized 1Q 19 C$2.98/MCF* vs AECO Realized Avg of C$2.62/MCF • Projected FY19 C$2.13/MCF* vs AECO Realized Avg of C$1.52/MCF Delivering Low Cost Production in Tupper Montney *C$0.27 of Transportation Cost Not Subtracted $0 *C$0.27 of Transportation Cost Not Subtracted

MURPHY OIL CORPORATION 24 www.murphyoilcorp.com NYSE: MUR LOOKING AHEAD

MURPHY OIL CORPORATION 25 www.murphyoilcorp.com NYSE: MUR 200 MBOEPD Production Rate by 4Q 19 Executing Our Strategy In 2019 68 % Liquids - Weighted Production in 2H 19 $ 300 Million Share Re - Purchase Completed by YE 19 95 % Sales Volumes at Premium to WTI in 2H 19 > Transforming the Company for Long - Term Success • Strengthening Balance Sheet by Lowering Debt & Repurchasing Shares • Increasing Oil - Weighted Production Through Several Major Transactions • Shifting Production to Tax - Advantaged Region • Achieving Premium Gulf of Mexico Oil - Weighted Realizations • Continuing to Deliver Steady Production Growth in the Eagle Ford Shale • Executing Gulf of Mexico Field Development Projects 50 Wells Online in Eagle Ford Shale In 2H 19 >

MURPHY OIL CORPORATION 26 www.murphyoilcorp.com NYSE: MUR Providing Solid Five - Year Production Growth • Total Production CAGR ~8% • Oil Production CAGR ~12% Balancing Onshore / Offshore Portfolio • Increases US Onshore Production by 15% CAGR Through Organic Growth • Multiple Offshore Development Projects to Maintain High Production Levels Increasing Free Cash Flow • Generates ~$1.4 BN in Free Cash Flow Over 5 Years After Dividends • $1 BN Increase in Incremental FCF Compared to Pre - Transaction Assets Long - Term Strategy For Cash Flow Generation & Production Growth WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Also Includes Samurai Development (2) NA Offshore includes US Gulf of Mexico and Offshore Canada CAN Onshore CAN Onshore US Onshore US Onshore US Onshore NA Offshore NA Offshore Malaysia Malaysia Other LLOG (+) MP GOM SE Asia 0 50 100 150 200 250 2018A Malaysia Divestiture Gulf of Mexico Acquisitions Organic Growth 2023E MBOEPD 2018A – 2023E Production Growth (1)

MURPHY OIL CORPORATION 27 www.murphyoilcorp.com NYSE: MUR Positioning Company for Long - Term Value Creation Transforming Company Drives Further Profitable Oil - Weighted Growth Producing Oil - Weighted Assets that Realize Premium Pricing Focusing on Shareholder Priorities Ramping Eagle Ford Shale with Significant Well Additions Executing Short Cycle Gulf of Mexico Field Development Projects Offering Investors Exploration Upside by De - Risking Acreage

MURPHY OIL CORPORATION 28 www.murphyoilcorp.com NYSE: MUR WELLS FARGO WEST COAST ENERGY CONFERENCE JUNE 12, 2019 DAVID R. LOONEY EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

MURPHY OIL CORPORATION 29 www.murphyoilcorp.com NYSE: MUR APPENDIX

MURPHY OIL CORPORATION 30 www.murphyoilcorp.com NYSE: MUR Appendix Non - GAAP Reconciliation Abbreviations Guidance Hedging Positions

MURPHY OIL CORPORATION 31 www.murphyoilcorp.com NYSE: MUR Non - GAAP Financial Measure Definitions & Reconciliations The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934 , as amended . This information is historical in nature . Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations . Management cannot reliably predict certain of the necessary components of the most directly comparable forward - looking GAAP measures, such as future impairments and future changes in working capital . Accordingly, Murphy is unable to present a quantitative reconciliation of the aforementioned forward - looking non - GAAP financial measures to their most directly comparable forward - looking GAAP financial measures . Amounts excluded from non - GAAP measures in future periods could be significant .

MURPHY OIL CORPORATION 32 www.murphyoilcorp.com NYSE: MUR Non - GAAP Reconciliation FREE CASH FLOW Murphy defines Free Cash Flow as net cash provided from continuing operations activities (as stated in the Consolidated State men ts of Cash Flows) reduced by capital expenditures and investments. Free Cash Flow is used by management to evaluate the company’s ability to internally fund acquisitions, exploration and devel opm ent and evaluate trends between periods and relative to its industry competitors. Free Cash Flow, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it shou ld be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAA P). Free Cash Flow should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. $ Millions Twelve Months Ended – December 31, 2018 Net cash provided from continuing operations activities (GAAP) $1,219.4 Property additions and dry hole costs (1,102.8) Free cash flow (Non - GAAP) 116.6

MURPHY OIL CORPORATION 33 www.murphyoilcorp.com NYSE: MUR Abbreviations BBL: barrels (equal to 42 US gallons) BCF: billion cubic feet BCFE: billion cubic feet equivalent BN: billions BOE: barrels of oil equivalent (1 barrel of oil or 6000 cubic feet of natural gas) BOEPD: barrels of oil equivalent per day BOPD: barrels of oil per day CAGR: compound annual growth rate D&C: drilling & completion DD&A: depreciation, depletion & amortization EBITDA: income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses MMBOE: millions of barrels of oil equivalent MMCF: millions of cubic feet MMCFD: millions of cubic feet per day MMCFEPD: million cubic feet equivalent per day MMSTB: million stock barrels MCO: Malaysia Crude Official Selling Price, differential to average monthly calendar price of Platts Dated Brent for delivery month NA: North America NGL: natural gas liquid ROR: rate of return R/P: ratio of reserves to annual production TCF: trillion cubic feet TCPL: TransCanada Pipeline TOC: total organic content WI: working interest WTI: West Texas Intermediate (a grade of crude oil) EFS: Eagle Ford Shale EUR: estimated ultimate recovery F&D: finding & development FLNG: floating liquefied natural gas G&A: general and administrative expenses GOM: Gulf of Mexico HCPV: hydrocarbon pore volume JV: joint venture LOE: lease operating expense LLS: Light Louisiana Sweet (a grade of crude oil, includes pricing for GOM and EFS) LNG: liquefied natural gas MBOE: thousands barrels of oil equivalent MBOEPD: thousands of barrels of oil equivalent per day MCF: thousands of cubic feet MCFD: thousands cubic feet per day MM: millions

MURPHY OIL CORPORATION 34 www.murphyoilcorp.com NYSE: MUR Guidance – 2Q 19 Guidance 2Q 2Q 2019 Liquids (BOPD) 2Q 2019 Gas (MCFD) 2Q 2019 Total (BOEPD) 1Q Production: US – Eagle Ford Shale 38,800 35,000 44,600 Gulf of Mexico 1 44,700 19,300 47,900 Canada – Tupper Montney – 206,700 34,500 Kaybob Duvernay & Placid Montney 5,700 25,900 10,000 Offshore 7,500 – 7,500 Other 500 – 500 2Q Production Volume (BOEPD) Excluding NCI 3 143,000 – 147,000 2Q Sales Volume (BOEPD) Excluding NCI 142,500 – 146,500 2Q Exploration Expense ($MM) $34.0 Full Year 2019 CAPEX ($BN) Excluding NCI 2 $1.15 to $1.35 1 Excludes Noncontrolling Interest of MP GOM of 11,175 BOPD Liquids & 4,825 MCFD Gas. 2 Excludes Noncontrolling Interest of MP GOM of $48 MM. 3 Excludes Noncontrolling Interest of MP GOM of 12,000 BOEPD.

MURPHY OIL CORPORATION 35 www.murphyoilcorp.com NYSE: MUR 2019 Hedging Positions Area Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date US WTI Fixed Price Derivative Swap 20,000 $63.64 5/1/2019 12/31/2019 US WTI Fixed Price Derivative Swap 20,000 $60.10 1/1/2020 12/31/2020 Area Commodity Type Volumes (MMCFD) Price (MCF) Start Date End Date Montney Natural Gas Fixed Price Forward Sales at AECO 59 C$2.81 1/1/2019 12/31/2020

MURPHY OIL CORPORATION 36 www.murphyoilcorp.com NYSE: MUR $- $500 $1,000 $1,500 $2,000 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 >2046 $MM Notes Drawn RCF Undrawn RCF Financial Position as of March 31, 2019 Note Maturity Profile • $2.8 BN Total Debt (Excluding Capital Lease) • Total Liquidity $1.4 BN • ~$286 MM of Cash & Cash Equivalents • $325 MM of Borrowings on $1.6 BN Unsecured Senior Credit Facility • 39% Total Debt to Cap • 36% Net Debt to Cap Maturity Profile* Total Bonds Outstanding $BN $2.8 Weighted Avg Fixed Coupon 5.5% Weighted Avg Years to Maturity 7.5 *As of March 31, 2019 10 YEAR 20 YEAR 30 YEAR

MURPHY OIL CORPORATION 37 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale – Peer Acreage Pioneer EOG EP Energy Murphy Pioneer Encana Marathon ConocoPhillips Lewis/BP Chesapeake Sanchez Carrizo OIL CONDENSATE GAS

MURPHY OIL CORPORATION 38 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale – Murphy Spacing vs Peers Murphy BP Chesapeake Conoco Devon Encana EOG Equinor (Statoil) Inpex (Gulftex) Magnolia Marathon Pioneer Sanchez Catarina Typical Murphy Spacing LEFS ~300’ to 600’ Karnes Typical Murphy Spacing LEFS ~250 - 500’ Tilden Typical Murphy Spacing LEFS ~350’ to 800’ SE Offset Spacing LEFS ~ 250’ to 300’ CHK Offset Spacing LEFS ~350’ to 1000’ CHK Offset Spacing LEFS ~300’ to 800’ EOG Offset Spacing LEFS ~250’ to 500’ MRO Offset Spacing LEFS ~250’ to 600’ COP Offset Spacing LEFS ~250’ to 600’ DVN Offset Spacing LEFS ~250’ to 500’

MURPHY OIL CORPORATION 39 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay – Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST ENCANA SHELL CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles Volatile Oil Gas Condensate Wet Gas SIMONETTE

MURPHY OIL CORPORATION 40 www.murphyoilcorp.com NYSE: MUR Tupper Montney – Peer Acreage

MURPHY OIL CORPORATION 41 www.murphyoilcorp.com NYSE: MUR Placid Montney – Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST ENCANA CHEVRON PARAMOUNT XTO DELPHI PLACID CENOVUS 6 Miles RMP CNRL CIOC Condensate Limit SIMONETTE Dry Gas Limit

MURPHY OIL CORPORATION 42 www.murphyoilcorp.com NYSE: MUR Strengthening Gulf of Mexico Position 1 Excluding Non - Controlling Interest 2 Includes 23.25% MP GOM Interest Existing Assets Asset Operator Murphy WI 1 Cascade Murphy 80% Chinook Murphy 53.336% Clipper Murphy 80% Cottonwood Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Kodiak Kosmos 23.25% Lucius Anadarko 9.20% Medusa Murphy 48% St. Malo Chevron 20% Tahoe W&T 24% Thunder Hawk Murphy 50% Acquired Producing Assets Asset Operator Murphy WI 1 Marmalard Murphy 26.80% Marmalard East Murphy 69.60% Neidermeyer Murphy 52.80% Kodiak 2 Kosmos 23.25% Son of Bluto II Murphy 26.80% Powerball Murphy 75% Development Projects Asset Operator Murphy WI 1 Khaleesi / Mormont Murphy 34% Samurai Murphy 50% Calliope Murphy 28.50% Ourse Murphy 31.25% Nearly Headless Nick Murphy 26.80% Key US Gulf of Mexico Assets Existing Murphy Assets Acquired Assets GC WR EW KC GB MC DC LU AT LL HE VK DD Front Runner Cascade Medusa Samurai Khaleesi/Mormont Powerball Ourse Kodiak Calliope Otis Neidermeyer Son of Bluto II Nearly Headless Nick Marmalard East Marmalard St. Malo Lucius Habanero Dalmatian Chinook Delta House

MURPHY OIL CORPORATION 43 www.murphyoilcorp.com NYSE: MUR US Gulf of Mexico Exploration Update Niedermeyer Field Hoffe Park #2 Hoffe Park #1 Salt Cretaceous Miocene ~7 Miles Gulf of Mexico Murphy Lease Map MC DC AT LL VK DD EW Medusa Ourse Kodiak Calliope Otis Neidermeyer Son of Bluto II Nearly Headless Nick Marmalard East Marmalard Dalmatian AT 95 / 137 / 138 MC 554 / 555 Hoffe Park GC Existing Murphy Assets Acquired Assets 1Q Lease Sale Hoffe Park Prospect Hoffe Park – MC 122 • Murphy 60% WI, Operator • Middle Miocene • Expected Spud 3Q 19 • Gross Resource Potential – 75 MMBOE to 120 MMBOE • Tieback Synergies With Newly Acquired Assets • Net Well Cost ~$23 MM • F&D < $10/BBL • Break - Even Price $28/BBL Gulf of Mexico Lease Sale 1Q 19 • Captured 5 Blocks • Mississippi Canyon 554/555 – 70% WI • Atwater Valley 95/137/138 – 50% WI • Net Cost $4.7 MM • ~250 MMBOE Gross Resource

MURPHY OIL CORPORATION 44 www.murphyoilcorp.com NYSE: MUR Brazil Exploration Update Renewed Exploration Portfolio with Low - Cost Entry & Long - Term Opportunities in Sergipe - Alagoas Basin • Murphy 20% (Non - Op), ExxonMobil 50% (Op), QGEP 30% • 6 Blocks, ~1.1 MM Acres • Progressing In - House Seismic Program Cumbe 50 MMBOE Moita Bonita 400 MMBOE Poco Verde 80 MMBOE Muriú 320 MMBOE Barra 400 MMBOE 351 428 503 501 Farfan 400 MMBOE 573 430 MUR Block Petrobras Block Discovered Field Field Data Source: IHS

MURPHY OIL CORPORATION 45 www.murphyoilcorp.com NYSE: MUR Australia Exploration Update Vulcan Basin • Murphy 40% – 60% WI, Operator • Target Spud 2020 • Identifying Multiple Prospects, Up to 200 MMBOE Gross Recoverable Resource Potential • Evaluating 3D Seismic Data • No Well Commitment Ceduna Basin • Murphy 50% WI, Operator • Maturing 5 Leads with 300+ MMBBL Gross Recoverable Resource Potential • 50 Leads Identified on New 3D Seismic • No Well Commitment Murphy Santos EPP 43 BP EPP 38 BP EPP 37 Statoil EPP 39 Statoil EPP 40 Chevron EPP 44 Chevron EPP 45 Karoon EPP 46 Bight EPP 41 Bight EPP 42 AC/P - 21 AC/P - 58 AC/P - 57 AC/P - 59 Jurassic Play Fairway Gas Field Blocks Oil Field Murphy Block

MURPHY OIL CORPORATION 46 www.murphyoilcorp.com NYSE: MUR Increasing Margins with Oil - Weighted, Gulf of Mexico Production & Reserves Repositioning Murphy’s Portfolio – Footnote Details Acquisition & Divestiture of Assets 2019E Prod MBOEPD 2019 – 2023 Avg Prod MBOEPD 2019 – 2023 Avg Oil Prod MBOPD Reserves (1P) MMBOE % Oil (1P) % Oil (2P) Malaysia – Divestiture 46 – 48 50 25 129 39% 40% Combined GOM – Acquisitions 67 54 44 144 (3) 82% 82% Acquisition & Divestiture of Assets 2019E EBITDA/ BOE 2019E EBITDA Multiple (4) 2019E Free Cash Flow Multiple (4) $ / Flowing BOE $ / BOE (1P) $ / BOE (2P) Malaysia – Divestiture $29 4.4x 6.8x ~$45,000 $16.49 $11.13 Combined GOM – Acquisitions $35 2.6x 4.2x ~$28,000 $16.22 $10.59 (1) Assuming Estimated Midpoint of Full Year Production of LLOG Acquisition (2) Net Annualized Production Impact of MP GOM Transaction (3) MP GOM Transaction Reserves are SEC Year - End 2018 Audited Proved Reserves, and Transaction Reserves are Based on Internal Engineering Estimates as of January 1 2019 Using Strip Prices in Effect on April 4, 2019 (4) Prices Assume @ WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated

MURPHY OIL CORPORATION 47 www.murphyoilcorp.com NYSE: MUR WELLS FARGO WEST COAST ENERGY CONFERENCE JUNE 12, 2019 DAVID R. LOONEY EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER